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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    Form 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
                       DATE OF REPORT - February 19, 2002
                        (Date of earliest event reported)

                          HONEYWELL INTERNATIONAL INC.
             (Exact name of Registrant as specified in its Charter)

          DELAWARE                    1-8974                   22-2640650
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
      of incorporation)                                  Identification Number)
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101 COLUMBIA ROAD, P.O. BOX 4000, MORRISTOWN, NEW JERSEY     07962-2497
(Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (973) 455-2000

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ITEM 5. OTHER EVENTS.

Honeywell today announced that its Board of Directors has elected David M. Cote, 49, president, CEO and member of the Board effective immediately. Prior to his appointment, Cote served as chairman, president, and CEO of TRW, the $16 billion
Cleveland-based products and services provider for the space, defense and automotive markets. Before joining TRW, Cote spent 25 years in various management and leadership positions at GE. Lawrence A. Bossidy, 66, will remain chairman and a member of the Board of Honeywell until June 30, 2002, when he will retire as expected from the company and relinquish both positions. At that time, Cote will assume the chairmanship.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 19, 2002                          Honeywell International Inc.


                                                 By: /s/ Victor P. Patrick
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                                                     Victor P. Patrick
                                                     Vice President, Secretary
                                                     and Deputy General Counsel

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